UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2008

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75080 Frank Sinatra Dr.

Palm Desert, CA 92211

(Address of principal executive offices, zip code)

(760) 341-3606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 12, 2008, after trading markets closed, Heckmann Corporation (the “Company”) announced that it has received approval to list its common stock, units, and warrants on the New York Stock Exchange (NYSE). Accordingly, the Company has applied to withdraw its common stock, units, and warrants from listing on the American Stock Exchange (AMEX). Subject to the completion of the proper securities filings, the Company expects its common stock, units, and warrants to begin trading on the NYSE on Friday, May 23, 2008 under the same ticker symbols “HEK,” “HEK.U,” and “HEK.WS,” respectively. Until the move, the Company’s securities will continue to trade on the AMEX.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.2	Press Release, dated as of May 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: May 13, 2008	By:	/s/ Richard J. Heckmann
	Name:	Richard J. Heckmann
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.2	Press Release, dated as of May 12, 2008